Exhibit 10.2

For Named Executive Officer with Change in Control Agreement

DEFERRED STOCK UNIT AWARD AGREEMENT
The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan

This DEFERRED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is made by and between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                                    (the “Executive”) effective as of the              day of                                     , 20       ( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Executive and the terms and provisions of which are incorporated by reference herein.

WHEREAS, the Company desires to grant to the Executive the Deferred Stock Units specified herein, subject to the terms and conditions of this Agreement; and

WHEREAS, the Executive desires to have the opportunity to receive from the Company an award of Deferred Stock Units subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)                                 “Change in Control” shall have the meaning set forth in the Change in Control Agreement.

(b)                                 “Change in Control Agreement” shall mean that Change in Control Agreement Between The Men’s Wearhouse, Inc. and the Executive dated effective May 15, 2009.

(c)                                  “Common Stock” shall mean the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company’s shareholders).

(d)                                 “Deferred Stock Unit” shall mean a Deferred Stock Unit issued under the Plan that is subject to the Forfeiture Restrictions.

(e)                                  “Event of Termination for Cause” shall have the meaning set forth in the Change in Control Agreement.

(f)                                   “Event of Termination for Good Reason” shall have the meaning set forth in the Change in Control Agreement.

(g)                                  “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Deferred Stock Units issued to the Executive hereunder and the obligation to forfeit and surrender such Deferred Stock Units to the Company.

(h)                                 “Person” shall have the meaning set forth in the Change in Control Agreement.

(i)                                     “Section 409A” means section 409A of the Internal Revenue Code of 1986, as amended, and the Department of Treasury rules and regulations issued thereunder.

(j)                                    “Separation From Service” has the meaning ascribed to that term under Section 409A.

(k)                                 “Specified Employee” has the meaning ascribed to that term under Section 409A.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.                                      Grant of Deferred Stock Units.  Effective as of the Grant Date, the Company hereby grants to the Executive                          Deferred Stock Units. In accepting the award of Deferred Stock Units granted in this Agreement the Executive accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement.  The Company shall cause to be delivered to the Executive in electronic or certificated form any shares of the Common Stock that are to be issued under the terms of this Agreement in exchange for Deferred Stock Units awarded hereby, and such shares of the Common Stock shall be transferable by the Executive as provided herein (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

3.                                      Deferred Stock Units Do Not Award Any Rights Of A Shareholder.  The Executive shall not have the voting rights or any of the other rights, powers or privileges of a holder of the Common Stock with respect to the Deferred Stock Units that are awarded hereby.  Only after a share of the Common Stock is issued in exchange for a Deferred Stock Unit will the Executive have all of the rights of a shareholder with respect to such share of Common Stock issued in exchange for a Deferred Stock Unit.

4.                                      Dividend Equivalent Payments.

(a)                                 If, on the date the Company pays a dividend in cash with respect to the outstanding shares of the Common Stock (a “Cash Dividend”), the Executive (i) is employed by the Company or a subsidiary of the Company as a common law employee and (ii) holds any Deferred Stock Units granted under this Agreement, then the Company will credit to the Executive’s bookkeeping ledger account an amount equal to the product of (x) the Deferred Stock Units awarded hereby that on the date the Company pays such Cash Dividend have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (y) the amount of the Cash Dividend paid per share of the Common Stock (the “Dividend Equivalents”).  Such Dividend Equivalents will vest and become payable upon the same terms and at the same time as the Deferred Stock Units to which they relate.  The Company shall pay to the Executive, in cash, an amount equal to the accrued Dividend Equivalents with respect to the Executive’s Deferred Stock Units, which payment shall be included in the Executive’s regular payroll check for the period covering the date the Forfeiture Restrictions applicable to that Deferred Stock Unit lapse.  Dividend Equivalent payments will be subject to tax withholding as further described in Section 8 below.

(b)                                 If during the period the Executive holds any Deferred Stock Units granted under this Agreement the Company pays a dividend in shares of the Common Stock with respect to the outstanding shares of the Common Stock, then the Company will increase the Deferred Stock Units awarded hereby that have not then been forfeited to or exchanged by the Company for shares of the Common Stock by an amount equal to the product of (i) the Deferred Stock Units awarded hereby that have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (ii) the number of shares of the Common Stock paid by the Company per share of the Common Stock (collectively, the “Stock Dividend Deferred Stock Units”).  Each Stock Dividend Deferred Stock Unit will be subject to same Forfeiture Restrictions and other restrictions, limitations and conditions applicable to the Deferred Stock Unit for which such Stock Dividend Deferred Stock Unit was awarded and will be exchanged for shares of the Common Stock at the same time and on the same basis as such Deferred Stock Unit.

5.                                      Transfer Restrictions.  The Deferred Stock Units granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of  (other than by will or the applicable laws of descent and distribution).  Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby.  Further, any shares of the Common Stock issued to the Executive in exchange for Deferred Stock Units awarded hereby may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws.  The Executive also agrees that the Company may (a) refuse to cause the transfer of any such shares of the Common Stock to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of such shares of the Common Stock.  The shares of Common Stock that may be issued under the Plan are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8.  A Prospectus describing the Plan and the shares of Common Stock is available from the Company.

6.                                      Vesting and Payment.

(a)                                 Except as otherwise provided in Section 6(c) and (d) of this Agreement, upon the lapse of the Forfeiture Restrictions applicable to a Deferred Stock Unit that is awarded hereby the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit and pay the Dividend Equivalents as provided in Section 4(a), and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(b)                                 The Deferred Stock Units that are granted hereby shall be subject to the Forfeiture Restrictions.  Except as otherwise provided in Section 6(c) and (d) of this Agreement, the Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are awarded hereby in accordance with the following schedule, provided that the Executive’s employment with the Company and its subsidiaries has not terminated prior to the applicable lapse date:

Lapse Date	Number of Deferred Stock Units as to Which Forfeiture Restrictions Lapse

The Executive shall have no vested interest in the Deferred Stock Units credited to his or her bookkeeping ledger account except as set forth in this Section 6.

(c)                                  Notwithstanding any other provision of this Agreement to the contrary, if, during the term of the Change in Control Agreement, a Change in Control occurs on or before the latest date set forth in Section 6(b) and the Executive continues to be employed by the Company or a subsidiary of the Company immediately prior to such Change in Control then all remaining Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are granted hereby upon the occurrence of the Change in Control and the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit (i) on the date of the Change in Control if the Change in Control qualifies as a change in the ownership or effective control of a corporation, or in the ownership of a substantial portion of the assets of a corporation, within the meaning of Section 409A, or (ii) on the lapse date specified in Section 6(b) applicable to such Deferred Stock Unit, if the Change in Control of the Company does not so qualify, and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(d)                                 Notwithstanding any other provision of this Agreement to the contrary, if, during the term of the Change in Control Agreement, (i) the Company and all subsidiaries of the Company terminate the Executive’s employment on or before the latest date set forth in Section 6(b) prior to a Change in Control (whether or not a Change in Control ever occurs) otherwise than as a result of the occurrence of an event that would constitute an Event of Termination for Cause if it occurred after a Change in Control and such termination is at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (ii) the Executive terminates his employment with the Company and all subsidiaries of the Company on or before the latest date set forth in Section 6(b) prior to a Change in Control (whether or not a Change in Control ever occurs) after the occurrence of an event that would constitute an Event of Termination for Good Reason if it occurred after a Change in Control, and such termination or the circumstance or event which constitutes an Event of Termination for Good Reason occurs at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then all remaining Forfeiture Restrictions shall immediately lapse on the date of the Executive’s Separation From Service and the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit (x) on the date of the Executive’s Separation From Service if the Executive is not a Specified Employee or (y) on the date that is six months following the Executive’s Separation From Service if the Executive is a Specified Employee, and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(e)                                  Except as otherwise provided in Section 6(c) and (d), if the Executive’s employment with the Company and all of its subsidiaries terminates prior to the lapse date for any reason other than the death or permanent disability of the Executive, the Forfeiture Restrictions then applicable to the Deferred Stock Units shall not lapse and the number of Deferred Stock Units then subject to the Forfeiture Restrictions shall be forfeited to the Company on the date the Executive’s employment terminates.  Notwithstanding any other provision of this Agreement to the contrary, if the Executive dies or incurs a permanent disability before the lapse date and while in the active employ of the Company and/or one or more of its subsidiaries, all remaining Forfeiture Restrictions shall immediately lapse on the date of the termination of the Executive’s employment due to death or permanent disability.  For purposes of this Section 6, the Executive will incur a “permanent disability” if the Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

7.                                      Capital Adjustments and Reorganizations.  The existence of the Deferred Stock Units shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

8.                                      Tax Withholding.  To the extent that the receipt of the Deferred Stock Units, any payment in cash or shares of Common Stock or the lapse of any Forfeiture Restrictions results in income to the Executive for federal, state or local income, employment or other tax purposes with respect to which the Company or any Affiliate has a withholding obligation, the Executive shall deliver to the Company at the time of such receipt, payment or lapse, as the case may be, such amount of money as the Company or any Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Executive fails to do so, the Company is authorized to withhold from the shares of Common Stock issued in exchange for the Deferred Stock Units, any payment in cash or shares of Common Stock under this Agreement or from any cash or stock remuneration then or thereafter payable to the Executive in any capacity any tax required to be withheld by reason of such resulting income, including (without limitation) shares of the Common Stock sufficient to satisfy the withholding obligation based on the Fair Market Value of the Common Stock on the date that the withholding obligation arises.

9.                                      Nontransferability. This Agreement is not transferable by the Executive otherwise than by will or by the laws of descent and distribution.

10.                               Employment Relationship.  For purposes of this Agreement, the Executive shall be considered to be in the employment of the Company and its Affiliates as long as the Executive has an employment relationship with the Company and its Affiliates.  The Committee shall determine any questions as to whether and when there has been a termination of such employment relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

11.                               Not an Employment Agreement.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Executive and the Company or any Affiliate, to guarantee the right to remain employed by the Company or any Affiliate for any specified term or require the Company or any Affiliate to employ the Executive for any period of time.

12.                               Legend.  The Executive consents to the placing on the certificate for any shares of Common Stock issued under this Agreement in certificated form an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

13.                               Notices.  Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Executive at the Executive’s residential address indicated beneath the Executive’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

14.                               Amendment and Waiver.  Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Executive.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Executive.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

15.                               Arbitration.  In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee.  Any controversy arising out of or relating to the Plan or this Agreement shall be resolved by arbitration conducted in accordance with the terms of the Plan.  The arbitration shall be final and binding on the parties.

16.                               Governing Law and Severability.  The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

17.                               Successors and Assigns.  Subject to the limitations which this Agreement imposes upon the transferability of the Deferred Stock Units granted hereby and any shares of the Common Stock issued hereunder, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Executive, the Executive’s permitted assigns, executors, administrators, agents, legal and personal representatives.

18.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

19.                               Forfeiture for Cause.

(a)                                 Notwithstanding any other provision of this Agreement, if a determination is made as provided in Section 19(b) of this Agreement (a “Forfeiture Determination”) that (i) the Executive, before or after the termination of the Executive’s employment with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Executive is a party; and (ii) in the case of the actions described in clause (A), (B) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in its sole discretion, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Executive had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that:  (x) some or all of the Deferred Stock Units awarded under this Agreement (including vested Deferred Stock Units that have not been exchanged for shares of the Common Stock and Deferred Stock Units that have not yet vested), (y) some or all of the Dividend Equivalents that are payable or have been paid under this Agreement and (z) some or all shares of Common Stock exchanged for Deferred Stock Units and some or all net proceeds realized with respect to any shares of the Common Stock received by the Executive in payment of Deferred Stock Units, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.

(b)                                 A Forfeiture Determination for purposes of Section 19(a) of this Agreement shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and

(ii) on or after the occurrence of a Change in Control, by the final, nonappealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the Executive and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by the Board.  No decision of the Board, however, will affect the finality of the discharge of the Executive by the Company or an Affiliate.

20.                               Holding Requirements.  If the Executive is included as a named executive officer in the Company’s proxy statement that is filed immediately prior to the lapse date set forth in Section 6 of this Agreement for any Forfeiture Restrictions applicable with respect to any of the Deferred Stock Units hereunder, and at the time such Forfeiture Restrictions lapse the Executive is not then in compliance with the equity ownership guidelines for executive officers of the Company established from time to time by the Company’s Board of Directors or any committee thereof (the “Ownership Guidelines”), then 50% of the shares of Common Stock that are received in exchange for such Deferred Stock Units in accordance with Section 6 of this Agreement must be retained by the Executive until the earlier of the date the Executive (i) otherwise satisfies such then applicable Ownership Guidelines or (ii) is no longer subject to such guidelines.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Executive has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Name:

Title:

EXECUTIVE:

Name:

Address:

DEFERRED STOCK UNIT AWARD AGREEMENT
The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan

This DEFERRED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is made by and between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                                    (the “Executive”) effective as of the              day of                                     , 20       ( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Executive and the terms and provisions of which are incorporated by reference herein.

WHEREAS, the Company desires to grant to the Executive the Deferred Stock Units specified herein, subject to the terms and conditions of this Agreement; and

WHEREAS, the Executive desires to have the opportunity to receive from the Company an award of Deferred Stock Units subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)                                 “Change in Control” shall have the meaning set forth in the Change in Control Agreement.

(b)                                 “Change in Control Agreement” shall mean that Change in Control Agreement Between The Men’s Wearhouse, Inc. and the Executive dated effective May 15, 2009.

(c)                                  “Common Stock” shall mean the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company’s shareholders).

(d)                                 “Consolidated Sales” shall mean total net sales for the Company and its subsidiaries as reported by the Company in its Annual Report on Form 10-K for the applicable period.

(e)                                  “Deferred Stock Unit” shall mean a Deferred Stock Unit issued under the Plan that is subject to the Forfeiture Restrictions.

(f)                                   “EBIT” shall mean consolidated earnings before interest and taxes, stated as a percentage of Consolidated Sales; provided, that all items of gain, loss, or expense for the annual performance period, and such other items utilized in measuring the achievement of performance goals for the performance period, determined to be extraordinary, unusual in nature, infrequent in occurrence, related to the acquisition or disposal of a business, or related to a change in accounting principle, all as determined in accordance with standards established by the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 225-20, Income Statement, Extraordinary and Unusual Items, and FASB ASC 830-10, Foreign Currency Matters, overall, other applicable accounting rules, or consistent with the Company’s policies and practices for measuring the achievement of performance goals on the date the Committee establishes the performance goals may be included or excluded in calculating whether a performance goal has been achieved. In addition, in measuring the achievement of performance goals, any shares outstanding used in calculating earnings per share shall not be reduced for any shares repurchased by the Company during the performance period under any share repurchase authorization by the Board.

(g)                                  “Event of Termination for Cause” shall have the meaning set forth in the Change in Control Agreement.

(h)                                 “Event of Termination for Good Reason” shall have the meaning set forth in the Change in Control Agreement.

(i)                                     “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Deferred Stock Units issued to the Executive hereunder and the obligation to forfeit and surrender such Deferred Stock Units to the Company.

(j)                                    “Person” shall have the meaning set forth in the Change in Control Agreement.

(k)                                 “Section 409A” means section 409A of the Internal Revenue Code of 1986, as amended, and the Department of Treasury rules and regulations issued thereunder.

(l)                                     “Separation From Service” has the meaning ascribed to that term under Section 409A.

(m)                             “Specified Employee” has the meaning ascribed to that term under Section 409A.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.                                      Grant of Deferred Stock Units.  Effective as of the Grant Date, the Company hereby grants to the Executive                          Deferred Stock Units. In accepting the award of Deferred Stock Units granted in this Agreement the Executive accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement.  The Company shall cause to be delivered to the Executive in electronic or certificated form any shares of the Common Stock that are to be issued under the terms of this Agreement in exchange for Deferred Stock Units awarded hereby, and such shares of the Common Stock shall be transferable by the Executive as provided herein (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

3.                                      Deferred Stock Units Do Not Award Any Rights Of A Shareholder.  The Executive shall not have the voting rights or any of the other rights, powers or privileges of a holder of the Common Stock with respect to the Deferred Stock Units that are awarded hereby.

Only after a share of the Common Stock is issued in exchange for a Deferred Stock Unit will the Executive have all of the rights of a shareholder with respect to such share of Common Stock issued in exchange for a Deferred Stock Unit.

4.                                      Dividend Equivalent Payments.

(a)                                 If, on the date the Company pays a dividend in cash with respect to the outstanding shares of the Common Stock (a “Cash Dividend”), the Executive (i) is employed by the Company or a subsidiary of the Company as a common law employee and (ii) holds any Deferred Stock Units granted under this Agreement, then the Company will credit to the Executive’s bookkeeping ledger account an amount equal to the product of (x) the Deferred Stock Units awarded hereby that on the date the Company pays such Cash Dividend have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (y) the amount of the Cash Dividend paid per share of the Common Stock (the “Dividend Equivalents”).  Such Dividend Equivalents will vest and become payable upon the same terms and at the same time as the Deferred Stock Units to which they relate.  The Company shall pay to the Executive, in cash, an amount equal to the accrued Dividend Equivalents with respect to the Executive’s Deferred Stock Units, which payment shall be included in the Executive’s regular payroll check for the period covering the date any Forfeiture Restrictions applicable to that Deferred Stock Unit lapse.  Dividend Equivalent payments will be subject to tax withholding as further described in Section 8 below.

(b)                                 If during the period the Executive holds any Deferred Stock Units granted under this Agreement the Company pays a dividend in shares of the Common Stock with respect to the outstanding shares of the Common Stock, then the Company will increase the Deferred Stock Units awarded hereby that have not then been forfeited to or exchanged by the Company for shares of the Common Stock by an amount equal to the product of (i) the Deferred Stock Units awarded hereby that have not been forfeited to the Company or exchanged by the Company for shares of the Common Stock and (ii) the number of shares of the Common Stock paid by the Company per share of the Common Stock (collectively, the “Stock Dividend Deferred Stock Units”).  Each Stock Dividend Deferred Stock Unit will be subject to same Forfeiture Restrictions and other restrictions, limitations and conditions applicable to the Deferred Stock Unit for which such Stock Dividend Deferred Stock Unit was awarded and will be exchanged for shares of the Common Stock at the same time and on the same basis as such Deferred Stock Unit.

5.                                      Transfer Restrictions.  The Deferred Stock Units granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of  (other than by will or the applicable laws of descent and distribution).  Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby.  Further, any shares of the Common Stock issued to the Executive in exchange for Deferred Stock Units awarded hereby may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws.  The Executive also agrees that the Company may (a) refuse to cause the transfer of any such shares of the Common Stock to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of such shares of the Common Stock.  The shares of Common Stock that may be issued under the Plan are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8.  A Prospectus describing the Plan and the shares of Common Stock is available from the Company.

6.                                      Vesting and Payment.

(a)                                 Except as otherwise provided in Section 6(c) and (d) of this Agreement, upon the lapse of the Forfeiture Restrictions applicable to a Deferred Stock Unit that is awarded hereby the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit and pay the Dividend Equivalents as provided in Section 4(a), and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(b)                                 The Deferred Stock Units that are granted hereby shall be subject to the Forfeiture Restrictions.  The Executive shall have no vested interest in the Deferred Stock Units credited to his or her bookkeeping ledger account except as set forth in this Section 6.  Except as otherwise provided in Section 6(c) and (d) of this Agreement, the Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are awarded hereby in accordance with the provisions of subsections (i) through (iv) of this Section 6(b), provided that the Executive’s employment with the Company and its subsidiaries has not terminated prior to the applicable lapse date:

(i)             The first one-third (              ) of the Deferred Stock Units (the “First Tranche”) will vest if EBIT for the fiscal year ended                     , 20       is equal to or greater than           % of Consolidated Sales for such fiscal year, in which case the First Tranche will vest April 13, 20       (the “           Performance Period”) and will be paid as provided in Section 6(a) above.  If Executive remains actively employed by the Company throughout the period from the Grant Date through April 13, 20       and EBIT for the fiscal year ended                         , 20       does not equal or exceed           %, the First Tranche will not vest and will rollover and be eligible for vesting in a subsequent performance period as provided subsections (ii) and (iii) of this Section 6(b) and the special rule provided in subsection (iv) of this Section 6(b) will apply to the            Performance Period (as that term is defined in subsection (ii) of this Section 6(b)).

(ii)          The second one-third (              ) of the Deferred Stock Units (the “Second Tranche”) will vest if EBIT for the fiscal year ended                         , 20       is equal to or greater than           % of Consolidated Sales for such fiscal year, and the First Tranche (if the First Tranche did not vest in the            Performance Period) will vest if the conditions set forth in subsection (iv) of this Section 6(b) are met during the fiscal year ended                         , 20      , in which case the Second Tranche, and the First Tranche (if applicable), will vest on April 13,            (the “           Performance Period”) and will be paid as provided in Section 6(a) above.  If Executive remains actively employed by the Company throughout the period from April 13, 20       through April 13, 20       and EBIT for the fiscal year ended                         , 20       does not equal or exceed           %, or if the conditions set forth in subsection (iv) of this Section 6(b) are not met with respect the First Tranche so that the First Tranche does not vest, the Second Tranche, and the First Tranche (if applicable), will not vest and will rollover and be eligible for vesting in a subsequent performance period as provided in subsection (iii) of this Section 6(b) and the special rule provided in subsection (iv) of this Section 6(b) will apply to the            Performance Period (as that term is defined in subsection (iii) of this Section 6(b)).

(iii)       The last one-third (              ) of the Deferred Stock Units (the “Third Tranche”), will vest if EBIT for the fiscal year ended                         , 20       is equal to or greater than           % of Consolidated Sales for such fiscal year, and the First Tranche and/or the Second Tranche (if the First Tranche and/or the Second Tranche did not vest in a prior performance period as provided above) will vest if the conditions set forth in subsection (iv) of this Section 6(b) are met during the fiscal year ended                         , 20      , in which case the Third Tranche and the First Tranche and/or the Second Tranche (if applicable) will vest on April 13, 20       (the “           Performance Period”) and will be paid as provided in Section 6(a) above.

(iv)      If any or all of the First Tranche and/or the Second Tranche do not vest in a prior performance period as provided in subsections (i) and (ii) of this Section 6(b) as a result of missing the EBIT target for such performance period, then, if in a subsequent performance period the Company achieves EBIT dollars in excess of those necessary to achieve the EBIT percentage target for the            Performance Period or the            Performance Period, as the case may be, in an amount that, when added to the EBIT for the performance period with the shortfall, would be sufficient to increase the EBIT percentage for that shortfall year to the EBIT percentage target for that year, the First Tranche or the Second Tranche (as applicable) will vest at the end of the applicable subsequent performance period. By way of illustration, if EBIT for the fiscal year ended                       , 20       were           % instead of           % of Consolidated Sales for such fiscal year, and the related EBIT dollar shortfall was $              , then if the EBIT target for the fiscal year ended                         , 20       were achieved, and the actual EBIT dollars exceeded those necessary to achieve the           %  of Consolidated Sales target in the            Performance Period by $               or more, then the First Tranche would vest with the Second Tranche.  Further, if only a portion of the shortfall from the            Performance Period is made up during the            Performance Period, then the remainder of the shortfall could be made up in the            Performance Period and the First Tranche could then vest with the Third Tranche. If the EBIT targets described in subsections (i) through (iii) are not met, or if the conditions set forth in this subsection (iv) are not met with respect to any subsequent performance period, the Deferred Stock Units covered by each of the First Tranche, the Second Tranche or the Third Tranche that have not previously vested in accordance with the schedule set forth subsections (i) through (iii) above shall lapse and be forfeited as of the close of business on April 13, 20      .

(c)                                  Notwithstanding any other provision of this Agreement to the contrary, if, during the term of the Change in Control Agreement, a Change in Control occurs on or before the latest date set forth in Section 6(b) and the Executive continues to be employed by the Company or a subsidiary of the Company immediately prior to such Change in Control then all remaining Forfeiture Restrictions shall lapse as to the Deferred Stock Units that are granted hereby upon the occurrence of the Change in Control and the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit (i) on the date of the Change in Control if the Change in Control qualifies as a change in the ownership or effective control of a corporation, or in the ownership of a substantial portion of the assets of a corporation, within the meaning of Section 409A, or (ii) on the lapse date specified in Section 6(b) applicable to such Deferred Stock Unit, if the Change in Control of the Company does not so qualify, and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(d)                                 Notwithstanding any other provision of this Agreement to the contrary, if, during the term of the Change in Control Agreement, (i) the Company and all subsidiaries of the Company terminate the Executive’s employment on or before the latest date set forth in Section 6(b) prior to a Change in Control (whether or not a Change in Control ever occurs) otherwise than as a result of the occurrence of an event that would constitute an Event of Termination for Cause if it occurred after a Change in Control and such termination is at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs) or (ii) the Executive terminates his employment with the Company and all subsidiaries of the Company on or before the latest date set forth in Section 6(b) prior to a Change in Control (whether or not a Change in Control ever occurs) after the occurrence of an event that would constitute an Event of Termination for Good Reason if it occurred after a Change in Control, and such termination or the circumstance or event which constitutes an Event of Termination for Good Reason occurs at the request or direction of a Person who has entered into an agreement with the Company the consummation of which would constitute a Change in Control or is otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then all remaining Forfeiture Restrictions shall immediately lapse on the date of the Executive’s Separation From Service and the Company shall issue to the Executive one share of the Common Stock in exchange for such Deferred Stock Unit (x) on the date of the Executive’s Separation From Service if the Executive is not a Specified Employee or (y) on the date that is six months following the Executive’s Separation From Service if the Executive is a Specified Employee, and thereafter the Executive shall have no further rights with respect to such Deferred Stock Unit.

(e)                                  Except as otherwise provided in Section 6(c) and (d), if the Executive’s employment with the Company and all of its subsidiaries terminates prior to the lapse date for any reason other than the death or permanent disability of the Executive, the Forfeiture Restrictions then applicable to the Deferred Stock Units shall not lapse and the number of Deferred Stock Units then subject to the Forfeiture Restrictions shall be forfeited to the Company on the date the Executive’s employment terminates.  Notwithstanding any other provision of this Agreement to the contrary, if the Executive dies or incurs a permanent disability before the lapse date and while in the active employ of the Company and/or one or more of its subsidiaries, all remaining Forfeiture Restrictions shall immediately lapse on the date of the termination of the Executive’s employment due to death or permanent disability.  For purposes of this Section 6, the Executive will incur a “permanent disability” if the Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company.

7.                                      Capital Adjustments and Reorganizations.  The existence of the Deferred Stock Units shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

8.                                      Tax Withholding.  To the extent that the receipt of the Deferred Stock Units, any payment in cash or shares of Common Stock or the lapse of any Forfeiture Restrictions results in income to the Executive for federal, state or local income, employment or other tax purposes with respect to which the Company or any Affiliate has a withholding obligation, the Executive shall deliver to the Company at the time of such receipt, payment or lapse, as the case may be, such amount of money as the Company or any Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Executive fails to do so, the Company is authorized to withhold from the shares of Common Stock issued in exchange for the Deferred Stock Units, any payment in cash or shares of Common Stock under this Agreement or from any cash or stock remuneration then or thereafter payable to the Executive in any capacity any tax required to be withheld by reason of such resulting income, including (without limitation) shares of the Common Stock sufficient to satisfy the withholding obligation based on the Fair Market Value of the Common Stock on the date that the withholding obligation arises.

9.                                      Nontransferability. This Agreement is not transferable by the Executive otherwise than by will or by the laws of descent and distribution.

10.                               Employment Relationship.  For purposes of this Agreement, the Executive shall be considered to be in the employment of the Company and its Affiliates as long as the Executive has an employment relationship with the Company and its Affiliates.  The Committee shall determine any questions as to whether and when there has been a termination of such employment relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

11.                               Not an Employment Agreement.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Executive and the Company or any Affiliate, to guarantee the right to remain employed by the Company or any Affiliate for any specified term or require the Company or any Affiliate to employ the Executive for any period of time.

12.                               Legend.  The Executive consents to the placing on the certificate for any shares of Common Stock issued under this Agreement in certificated form an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

13.                               Notices.  Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Executive at the Executive’s residential address indicated beneath the Executive’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

14.                               Amendment and Waiver.  Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Executive.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Executive.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

15.                               Arbitration.  In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee.  Any controversy arising out of or relating to the Plan or this Agreement shall be resolved by arbitration conducted in accordance with the terms of the Plan.  The arbitration shall be final and binding on the parties.

16.                               Governing Law and Severability.  The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

17.                               Successors and Assigns.  Subject to the limitations which this Agreement imposes upon the transferability of the Deferred Stock Units granted hereby and any shares of the Common Stock issued hereunder, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Executive, the Executive’s permitted assigns, executors, administrators, agents, legal and personal representatives.

18.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

19.                               Forfeiture for Cause.

(a)                                 Notwithstanding any other provision of this Agreement, if a determination is made as provided in Section 19(b) of this Agreement (a “Forfeiture Determination”) that (i) the Executive, before or after the termination of the Executive’s employment with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Executive is a party; and (ii) in the case of the actions described in clause (A), (B) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in its sole discretion, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Executive had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that:  (x) some or all of the Deferred Stock Units awarded under this Agreement (including vested Deferred Stock Units that have not been exchanged for shares of the Common Stock and Deferred Stock Units that have not yet vested), (y) some or all of the Dividend Equivalents that are payable or have been paid under this Agreement and (z) some or all shares of Common Stock exchanged for Deferred Stock Units and some or all net proceeds realized with respect to any shares of the Common Stock received by the Executive in payment of Deferred Stock Units, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.

(b)                                 A Forfeiture Determination for purposes of Section 19(a) of this Agreement shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change in Control, by the final, nonappealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the Executive and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by the Board.  No decision of the Board, however, will affect the finality of the discharge of the Executive by the Company or an Affiliate.

20.                               Holding Requirements.  If the Executive is included as a named executive officer in the Company’s proxy statement that is filed immediately prior to the lapse date set forth in Section 6 of this Agreement for any Forfeiture Restrictions applicable with respect to any of the Deferred Stock Units hereunder, and at the time such Forfeiture Restrictions lapse the Executive is not then in compliance with the equity ownership guidelines for executive officers of the

Company established from time to time by the Company’s Board of Directors or any committee thereof (the “Ownership Guidelines”), then 50% of the shares of Common Stock that are received in exchange for such Deferred Stock Units in accordance with Section 6 of this Agreement must be retained by the Executive until the earlier of the date the Executive (i) otherwise satisfies such then applicable Ownership Guidelines or (ii) is no longer subject to such guidelines.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Executive has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Name:

Title:

EXECUTIVE:

Name:

Address:

RESTRICTED STOCK AWARD AGREEMENT

The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan

This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made by and between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                                    (the “Executive”) effective as of the              day of                                     , 20       ( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Executive and the terms and provisions of which are incorporated by reference herein.

WHEREAS, the Company desires to grant to the Executive the shares of the Company’s common stock, $.01 par value, specified herein (the “Shares”), subject to the terms and conditions of this Agreement; and

WHEREAS, the Executive desires to have the opportunity to hold the Shares subject to the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Definitions.  For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)           “Change in Control” shall have the meaning set forth in the Change in Control Agreement.

(b)           “Change in Control Agreement” shall mean that Change in Control Agreement Between The Men’s Wearhouse, Inc. and the Executive dated effective May 15, 2009.

(c)           “Forfeiture Restrictions” shall mean the prohibitions and restrictions set forth herein with respect to the sale or other disposition of the Shares issued to the Executive hereunder and the obligation to forfeit and surrender such Shares to the Company.

(d)           “Period of Restriction” shall mean the period during which Restricted Shares are subject to Forfeiture Restrictions and during which Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered.

(e)           “Restricted Shares” shall mean the Shares that are subject to the Forfeiture Restrictions under this Agreement.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.             Grant of Restricted Shares.  Effective as of the Grant Date, the Company shall cause to be issued in the Executive’s name the following Shares as Restricted Shares:                           shares of the Company’s common stock, $.01 par value.  The Company shall cause certificates evidencing the Restricted Shares, and any shares of Stock or rights to acquire shares of Stock distributed by the Company in respect of Restricted Shares during any Period of Restriction (the “Retained Distributions”), to be issued in the Executive’s name.  During the Period of Restriction such certificates shall bear a restrictive legend to the effect that ownership of such Restricted Shares (and any Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and this Agreement.  The Executive shall have the right to vote the Restricted Shares awarded to the Executive and to receive and retain all regular dividends paid in cash or property (other than Retained Distributions), and to exercise all other rights, powers and privileges of a holder of Shares, with respect to such Restricted Shares, with the exception that (a) the Executive shall not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Forfeiture Restrictions applicable thereto shall have expired, (b) the Company shall retain custody of all Retained Distributions made or declared with respect to the Restricted Shares (and such Retained Distributions shall be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts and (c) the Executive may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions during the Period of Restriction.  Upon issuance the certificates shall be delivered to such depository as may be designated by the Committee as a depository for safekeeping until the forfeiture of such Restricted Shares occurs or the Forfeiture Restrictions lapse, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions which shall be forfeited in accordance with the Plan and this Agreement.  In accepting the award of Shares set forth in this Agreement the Executive accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement.

3.             Transfer Restrictions.  The Shares granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of, to the extent then subject to the Forfeiture Restrictions.  Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby.  Further, the Shares granted hereby that are no longer subject to Forfeiture Restrictions may not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws.  The Executive also agrees that the Company may (a) refuse to cause the transfer of the Shares to be registered on the applicable stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (b) give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares.  The Shares are registered with the Securities and Exchange Commission under a Registration Statement on Form S-8.  A Prospectus describing the Plan and the Shares is available from the Company.

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4.             Vesting.

(a)           The Shares that are granted hereby shall be subject to the Forfeiture Restrictions.  The Forfeiture Restrictions shall lapse as to the Shares that are awarded hereby in accordance with the following schedule, provided that the Executive’s employment with the Company and its subsidiaries has not terminated prior to the applicable lapse date:

Number of Restricted Shares
Lapse Date	as to Which Forfeiture Restrictions Lapse

(b)           Notwithstanding any other provision of this Agreement to the contrary, if, during the term of the Change in Control Agreement, a Change in Control occurs then all remaining Forfeiture Restrictions shall lapse as to the Shares that are granted hereby upon the occurrence of the Change in Control provided that the Executive continues to be employed by the Company or an Affiliate immediately prior to the occurrence of such Change in Control.

(c)           Upon the lapse of the Forfeiture Restrictions with respect to the Shares granted hereby the Company shall cause to be delivered to the Executive a stock certificate representing such Shares, and such Shares shall be transferable by the Executive (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

(d)           If the Executive ceases to be employed by the Company or a Affiliate for any reason before the applicable lapse date including due to the death or Disability of the Executive, the Forfeiture Restrictions then applicable to the Restricted Shares shall not lapse and all the Restricted Shares shall be forfeited to the Company.

5.             Capital Adjustments and Reorganizations.  The existence of the Restricted Shares shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

6.             Tax Withholding.  To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to the Executive for federal, state or local income, employment or other tax purposes with respect to which the Company or any Affiliate has a withholding obligation, the Executive shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money as the Company or any Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Executive fails to do so, the Company is authorized to withhold from the Shares granted hereby or from any cash or stock remuneration then or thereafter payable to the Executive in any capacity any tax required to be withheld by reason of such resulting income.

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7.             Section 83(b) Election.  The Executive shall not exercise the election permitted under section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the prior written approval of the Chief Financial Officer of the Company.  If the Chief Financial Officer of the Company permits the election, the Executive shall timely pay the Company the amount necessary to satisfy the Company’s attendant tax withholding obligations, if any.

8.             No Fractional Shares.  All provisions of this Agreement concern whole Shares.  If the application of any provision hereunder would yield a fractional share, such fractional share shall be rounded down to the next whole share if it is less than 0.5 and rounded up to the next whole share if it is 0.5 or more.

9.             Employment Relationship.  For purposes of this Agreement, the Executive shall be considered to be in the employment of the Company and its Affiliates as long as the Executive has an employment relationship with the Company and its Affiliates.  The Committee shall determine any questions as to whether and when there has been a termination of such employment relationship, and the cause of such termination, under the Plan and the Committee’s determination shall be final and binding on all persons.

10.          Not an Employment Agreement.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Executive and the Company or any Affiliate, to guarantee the right to remain employed by the Company or any Affiliate for any specified term or require the Company or any Affiliate to employ the Executive for any period of time.

11.          Legend.  The Executive consents to the placing on the certificate for the Shares of an appropriate legend restricting resale or other transfer of the Shares except in accordance with all applicable securities laws and rules thereunder.

12.          Notices.  Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Executive at the Executive’s residential address indicated beneath the Executive’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

13.          Amendment and Waiver.  Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Executive.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make

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any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Executive.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

14.          Arbitration.  In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee.  Any controversy arising out of or relating to the Plan or this Agreement shall be resolved by arbitration conducted in accordance with the terms of the Plan.  The arbitration shall be final and binding on the parties.

15.          Governing Law and Severability.  The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

16.          Successors and Assigns.  Subject to the limitations which this Agreement imposes upon the transferability of the Shares granted hereby, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Executive, the Executive’s permitted assigns, executors, administrators, agents, legal and personal representatives.

17.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

18.          Forfeiture for Cause.

(a)           Notwithstanding any other provision of this Agreement, if a determination is made as provided in Section 18(b) of this Agreement (a “Forfeiture Determination”) that (i) the Executive, before or after the termination of the Executive’s employment with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Executive is a party; and (ii) in the case of the actions described in clause (A), (B) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in its sole discretion, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of

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competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Executive had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that:  (x) some or all of the Restricted Shares and Retained Distributions awarded under this Agreement (including Restricted Shares and Retained Distributions that have vested and Restricted Shares and Retained Distributions that have not yet vested), (y) some or all of the dividends paid in cash or property with respect to Restricted Shares or Shares awarded under this Agreement, and (z) some or all of the Shares awarded under this Agreement and the net proceeds realized with respect to any Shares or other property received by the Executive under this Agreement, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.

(b)           A Forfeiture Determination for purposes of Section 18(a) of this Agreement shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change in Control, by the final, nonappealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the Executive and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by the Board.  No decision of the Board, however, will affect the finality of the discharge of the Executive by the Company or an Affiliate.

19.          Holding Requirements.  If the Executive is included as a named executive officer in the Company’s proxy statement that is filed immediately prior to the lapse date set forth in Section 4 of this Agreement for any Forfeiture Restrictions applicable with respect to any of the Shares hereunder, and at the time such Forfeiture Restrictions lapse the Executive is not then in compliance with the equity ownership guidelines for executive officers of the Company established from time to time by the Company’s Board of Directors or any committee thereof (the “Ownership Guidelines”), then 50% of the Shares that were subject to such Forfeiture Restrictions that lapsed must be retained by the Executive until the earlier of the date the Executive (i) otherwise satisfies such then applicable Ownership Guidelines or (ii) is no longer subject to such guidelines.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Executive has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Name:
Title:

EXECUTIVE:

Name:

Address:

Irrevocable Stock Power

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, For Value Received, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), the Shares transferred pursuant to the Restricted Stock Award Agreement dated effective                                           , 20      , between the Company and the undersigned; and subject to and in accordance with such Restricted Stock Award Agreement the undersigned does hereby constitute and appoint the Secretary of the Company the undersigned’s true and lawful attorney, IRREVOCABLY, to sell, assign, transfer, hypothecate, pledge and make over all or any part of such Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his substitutes shall lawfully do by virtue hereof.

In Witness Whereof, the undersigned has executed this Irrevocable Stock Power effective the              day of                                           , 20      .

Name:

NONQUALIFIED STOCK OPTION AGREEMENT

The Men’s Wearhouse, Inc.
2004 Long-Term Incentive Plan

This NONQUALIFIED STOCK OPTION AGREEMENT (this “Agreement”) is made between The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), and                                                                  (the “Executive”) effective as of the              day of                                     , 20       ( the “Grant Date”), pursuant to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as amended and restated (the “Plan”), a copy of which previously has been made available to the Executive and the terms and provisions of which are incorporated by reference herein.  The Company considers that the Company’s interests will be served by granting the Executive an option to purchase shares of common stock of the Company as an inducement for the Executive’s continued and effective performance of services for the Company or an Affiliate.  Capitalized terms that are not specifically defined in this Agreement shall have the meanings ascribed to them in the Plan.

IT IS AGREED THAT:

1.                                      Grant of the Option.  Subject to the terms of the Plan and this Agreement, on the Grant Date the Company has granted to the Executive an option to purchase                                shares of the common stock, $.01 par value per share, of the Company (the “Common Stock”) at a price of $                     per share, subject to adjustment as provided in the Plan (the “Option”).  The Option shall vest and become exercisable as set forth below:

(a)                                 Except as otherwise provided in Section 1(c) of this Agreement, no portion of the Option may be exercised until the Executive has completed one (1) year of continuous employment with the Company or any Affiliate following the Grant Date;

(b)                                 The Option shall vest and may be exercised in accordance with the following schedule:

Date On and After Which Portion of Option May Be Exercised	Additional Percentage of Option Vested and Exerciseable	Additional Number of Shares With Respect to Which Option May Be Exercised

(c)                                  Notwithstanding any other provision of this Agreement to the contrary, if, during the term of that Change in Control Agreement Between The Men’s Wearhouse, Inc. and the Executive, dated effective May 15, 2009 (the “Change in Control Agreement”), a Change in Control (as that term is defined in the Change in Control Agreement, a “Change in Control”) occurs then the Option shall become fully exercisable upon the occurrence of the Change in Control provided that the Executive continues to be employed by the Company or an Affiliate immediately prior to the occurrence of such Change in Control.

(d)                                 To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires and terminates as provided in Section 4 of this Agreement.

(e)                                  In no event shall the Option be exercisable on or after the tenth anniversary of the Grant Date.

2.                                      Nontransferability.  Except as specified below, the Option shall not be transferable or assignable by the Executive other than by will or the laws of descent and distribution, and shall be exercisable during the Executive’s lifetime only by the Executive.

3.                                      No Vesting After Termination of Employment.  In the event the Executive’s employment with the Company and all Affiliates terminates for any reason, the Option shall not continue to vest after such termination of employment.

4.                                      Expiration and Termination of the Option.  The Option shall expire, terminate and become null and void as provided in this Section 4.

(a)                                 The Option shall expire and terminate on the earlier of (i) the last day of the 10-year period commencing on the Grant Date (the “Option General Expiration Date”) or (ii) one day less than one month after the termination of the Executive’s employment with the Company and all Affiliates for any reason other than death, Disability or Retirement.

(b)                                 In the event the Executive’s employment with the Company and all Affiliates terminates as a result of the Executive’s death while the Executive is employed by the Company or any Affiliate and before the Option otherwise terminates as provided in Section 4(a) of this Agreement, the Option shall expire and terminate on the earlier of (i) the Option General Expiration Date or (ii) one year following the date of the Executive’s death, during which one year period the Executive’s executors, administrators or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares that the Executive would have been entitled to purchase had the Executive exercised the Option on the date the Executive’s employment with the Company and all Affiliates terminated as a result of the Executive’s death.

(c)                                  In the event the Executive’s employment with the Company and all Affiliates terminates as a result of the Executive incurring a Disability while the Executive is employed by the Company or any Affiliate and before the Option otherwise terminates as provided in Section 4(a) of this Agreement, the Option shall expire and terminate on the earlier of (i) the Option General Expiration Date or (ii) one year following the date on which the Executive’s employment with the Company and all Affiliates terminates as a result of the Executive incurring a Disability, during which one year period the Executive shall be entitled to exercise the Option in respect of the number of shares that the Executive would have been entitled to purchase had the Executive exercised the Option on the date the Executive’s employment with the Company and all Affiliates terminated as a result of the Executive incurring a Disability.

(d)                                 In the event the Executive’s employment with the Company and all Affiliates terminates as a result of the Executive’s Retirement before the Option otherwise

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terminates as provided in Section 4(a) of this Agreement, the Option shall expire and terminate on the earlier of (i) the Option General Expiration Date or (ii) one year following the date of the Executive’s Retirement, during which one year period the Executive shall be entitled to exercise the Option in respect of the number of shares that the Executive would have been entitled to purchase had the Executive exercised the Option on the date of the Executive’s Retirement and if the Executive dies within that one year period, any rights the Executive may have had to exercise the Option shall be exercisable by the Executive’s executors, administrators or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution, as appropriate, for the remainder of such one year period.

5.                                      Amendment and Waiver.  Except as otherwise provided herein or in the Plan or as necessary to implement the provisions of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Executive.  Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions.  Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than the Executive.  The failure of any party at any time or times to require performance of any provisions hereof shall in no manner effect the right to enforce the same.  No waiver by any party of any term or condition, or the breach of any term or condition contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other condition, or the breach of any other term or condition.

6.                                      Not an Employment Agreement.  The grant of the Option imposes no obligation on the Company or any Affiliate to employ the Executive for any period.  This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Executive and the Company or any Affiliate or to guarantee the right to remain employed by the Company or any Affiliate for any specified term.

7.                                      No Rights of a Stockholder.  The Executive shall not have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the stock certificate or certificates to the Executive for such shares following the Executive’s exercise of the Option, in whole or in part, pursuant to its terms and conditions of this Agreement and the Plan and payment for such shares and all withholding tax obligations with respect thereto.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

8.                                      Limits on Exercisability.  The Option shall not be exercisable until (a) the effective registration under the Securities Act of 1933, as amended (the “Act”), of the shares to be received pursuant to this Agreement (unless in the opinion of counsel for the Company such offering is exempt from registration under the Act); and (b) compliance with all other applicable laws.  If the Executive is an officer or “affiliate” of the Company (as such term is defined under the Act), the Executive consents to the placing on the certificate for any shares acquired upon exercise of the Option of an appropriate legend restricting resale or other transfer of such shares, except in accordance with the Act and all applicable rules thereunder.

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9.                                      Tax Withholding.  To the extent that the receipt or exercise of the Option results in income to the Executive for federal, state or local income, employment or other tax purposes with respect to which the Company or any Affiliate has a withholding obligation, the Executive shall deliver to the Company at the time of such receipt or exercise, as the case may be, such amount of money as the Company or any Affiliate may require to meet its obligation under applicable tax laws or regulations, and, if the Executive fails to do so, the Company is authorized to withhold from the shares of the Common Stock issued under this Agreement or from any cash or stock remuneration then or thereafter payable to the Executive in any capacity any tax required to be withheld by reason of such resulting income, including (without limitation) the shares of the Common Stock, sufficient to satisfy the withholding obligation based on the Fair Market Value of the Common Stock on the date that the withholding obligation arises.

10.                               Arbitration.  In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee.  Any controversy arising out of or relating to the Plan or this Agreement shall be resolved by arbitration conducted in accordance with the terms of the Plan.  The arbitration shall be final and binding on the parties.

11.                               Governing Law and Severability.  The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

12.                               Notices.  Any offer, notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, or by courier or delivery service, addressed to the Company at the then current address of the Company’s Principal Corporate Office, and to the Executive at the Executive’s residential address indicated beneath the Executive’s signature on the execution page of this Agreement, or at such other address and number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth.  Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

13.                               Successors and Assigns.  This Agreement shall, except as herein stated to the contrary, bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Executive, the Executive’s permitted assigns, executors, administrators, agents, legal and personal representatives.

14.                               Type of Option.  The Option is a nonqualified stock option which is not intended to be governed by section 422 of the Internal Revenue Code of 1986, as amended.

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15.                               Acceptance of Plan Terms.  In accepting the Option and this Agreement, the Executive accepts and agrees to be bound by all the terms and conditions of the Plan.

16.                               Forfeiture for Cause.

(a)                                 Notwithstanding any other provision of this Agreement, if a determination is made as provided in Section 16(b) of this Agreement (a “Forfeiture Determination”) that (i) the Executive, before or after the termination of the Executive’s employment with the Company and all Affiliates, (A) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate, (B) knowingly caused or assisted in causing the publicly released financial statements of the Company to be misstated or the Company or a subsidiary of the Company to engage in criminal misconduct, (C) disclosed trade secrets of the Company or an Affiliate or (D) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Executive is a party; and (ii) in the case of the actions described in clause (A), (B) and (D), such action materially and adversely affected the Company, then at or after the time such Forfeiture Determination is made the Board, in its sole discretion, if such Forfeiture Determination is made prior to a Change in Control, or, as determined by a final, non-appealable order of a court of competent jurisdiction, if such Forfeiture Determination is made after a Change in Control, as a fair and equitable forfeiture to reflect the harm done to the Company and a reduction of the benefit bestowed on the Executive had the facts existing at the time the benefit was bestowed that led to the Forfeiture Determination been known to the Company at the time the benefit was bestowed, may determine that:  (x) some or all of the Executive’s rights to shares of the Common Stock covered by the Option under this Agreement (including vested rights that have been exercised, vested rights that have not been exercised and rights that have not yet vested), (y) some or all of the dividends that have been paid with respect to shares of the Common Stock covered by the Option under this Agreement, and (z) some or all shares of the Common Stock received as a result of the Executive’s exercise of the Option and some or all net proceeds realized with respect to any shares of the Common Stock received as a result of the Executive’s exercise of the Option in excess of the price paid for such shares under this Agreement, will be forfeited to the Company on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction.

(b)                                 A Forfeiture Determination for purposes of Section 16(a) of this Agreement shall be made (i) before the occurrence of a Change in Control, by a majority vote of the Board and (ii) on or after the occurrence of a Change in Control, by the final, nonappealable order of a court of competent jurisdiction.  The findings and decision of the Board with respect to a Forfeiture Determination made before the occurrence of a Change in Control, including those regarding the acts of the Executive and the damage done to the Company, will be final for all purposes absent a showing by clear and convincing evidence of manifest error by the Board.  No decision of the Board, however, will affect the finality of the discharge of the Executive by the Company or an Affiliate.

17.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

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18.                               Holding Requirements.  If the Executive is included as a named executive officer in the Company’s proxy statement that is filed immediately prior to the time the Executive shall exercise the Option, and at the time of the exercise of the Option the Executive is not then in compliance with the equity ownership guidelines for executive officers of the Company established from time to time by the Company’s Board of Directors or any committee thereof (the “Ownership Guidelines”), then 50% of the shares of the Common Stock that are received by the Executive upon exercise of the Option in accordance with this Agreement must be retained by the Executive until the earlier of the date the Executive (i) otherwise satisfies such then applicable Ownership Guidelines or (ii) is no longer subject to such guidelines.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Executive has executed this Agreement, all effective as of the date first above written.

THE MEN’S WEARHOUSE, INC.

By:

Name:
Title:

EXECUTIVE:

Name:

Address:

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